Debt Obligations	12 Months Ended
Dec. 31, 2018
Debt Disclosure [Abstract]
Debt Obligations
6. DEBT OBLIGATIONS

The following table summarizes the Company's short-term borrowings and long-term debt:

	December 31, 2018		December 31, 2017
In millions, except percentages	Amount	Weighted-Average Interest Rate	Amount	Weighted-Average Interest Rate
Short-Term Borrowings
Current portion of Senior Secured Credit Facility (1)	$84	4.51%	$51	3.21%
Trade Receivables Securitization Facility	100	3.37%	—
Other (2)	1	4.92%	1	3.71%
Total short-term borrowings	$185		$52
Long-Term Debt
Senior Secured Credit Facility:
Term loan facility (1)	$675	4.51%	$759	3.21%
Revolving credit facility (1)	120	4.49%	—
Senior Notes:
5.00% Senior Notes due 2022	600		600
4.625% Senior Notes due 2021	500		500
5.875% Senior Notes due 2021	400		400
6.375% Senior Notes due 2023	700		700
Deferred financing fees	(18)		(23)
Other (2)	3	0.59%	3	1.62%
Total long-term debt	$2,980		$2,939

(1)	Interest rates are weighted average interest rates as of December 31, 2018 and 2017.

(2)	Interest rates are weighted average interest rates as of December 31, 2018 and 2017 primarily related to various international credit facilities and a note payable in the U.S.

Senior Secured Credit Facility On March 31, 2016, the Company amended and restated its senior secured credit facility with and among certain foreign subsidiaries of NCR (the Foreign Borrowers), the lenders party thereto and JPMorgan Chase Bank, NA (JPMCB) as the administrative agent, and refinanced its term loan facility and revolving credit facility thereunder (the Senior Secured Credit Facility). As of December 31, 2018, the Senior Secured Credit Facility consisted of a term loan facility with an aggregate principal amount outstanding of $759 million and a revolving credit facility with an aggregate principal amount of $1.1 billion, of which $120 million was outstanding. The revolving credit facility also allows a portion of the availability to be used for outstanding letters of credit, and as of December 31, 2018, there were no letters of credit outstanding.

Up to $400 million of the revolving credit facility is available to the Foreign Borrowers. Term loans were made to the Company in U.S. Dollars, and loans under the revolving credit facility are available in U.S. Dollars, Euros and Pound Sterling.

The outstanding principal balance of the term loan facility is required to be repaid in equal quarterly installments of approximately $11 million beginning June 30, 2016, $17 million beginning June 30, 2018, and $23 million beginning June 30, 2019, with the balance being due at maturity on March 31, 2021. Borrowings under the revolving portion of the credit facility are due March 31, 2021. Amounts outstanding under the Senior Secured Credit Facility bear interest at LIBOR (or, in the case of amounts denominated in Euros, EURIBOR), or, at NCR’s option, in the case of amounts denominated in U.S. Dollars, at a base rate equal to the highest of (a) the federal funds rate plus 0.50%, (b) JPMCB’s “prime rate” and (c) the one-month LIBOR rate plus 1.00% (the Base Rate), plus, in each case, a margin ranging from 1.25% to 2.25% for LIBOR-based loans that are either term loans or revolving loans and EURIBOR-based revolving loans and ranging from 0.25% to 1.25% for Base Rate-based loans that are either term loans or revolving loans, in each case, depending on the Company’s consolidated leverage ratio. The terms of the Senior Secured Credit Facility also require certain other fees and payments to be made by the Company, including a commitment fee on the undrawn portion of the revolving credit facility.

The obligations of the Company and Foreign Borrowers under the Senior Secured Credit Facility are guaranteed by certain of the Company's wholly-owned domestic subsidiaries. The Senior Secured Credit Facility and these guarantees are secured by a first priority lien and security interest in certain equity interests owned by the Company and the guarantor subsidiaries in certain of their respective domestic and foreign subsidiaries, and a perfected first priority lien and security interest in substantially all of the Company's U.S. assets and the assets of the guarantor subsidiaries, subject to certain exclusions. These security interests would be released if the Company achieves an “investment grade” rating, and will remain released so long as the Company maintains that rating.
The Senior Secured Credit Facility includes affirmative and negative covenants that restrict or limit the ability of the Company and its subsidiaries to, among other things, incur indebtedness; create liens on assets; engage in certain fundamental corporate changes or changes to the Company's business activities; make investments; sell or otherwise dispose of assets; engage in sale-leaseback or hedging transactions; repurchase stock, pay dividends or make similar distributions; repay other indebtedness; engage in certain affiliate transactions; or enter into agreements that restrict the Company's ability to create liens, pay dividends or make loan repayments. The Senior Secured Credit Facility also includes financial covenants that require the Company to maintain:

•
a consolidated leverage ratio on the last day of any fiscal quarter, not to exceed (i) in the case of any fiscal quarter ending after December 31, 2017 and on or prior to December 31, 2019, (a) the sum of 4.00 and an amount (not to exceed 0.50) to reflect debt used to reduce NCR’s unfunded pension liabilities to (b) 1.00, and (ii) in the case of any fiscal quarter ending after December 31, 2019, the sum of (a) 3.75 and an amount (not to exceed 0.50) to reflect debt used to reduce NCR’s unfunded pension liabilities to (b) 1.00; and

•	an interest coverage ratio on the last day of any fiscal quarter greater than or equal to 3.50 to 1.00.

At December 31, 2018, the maximum consolidated leverage ratio under the Senior Secured Credit Facility was 4.10 to 1.00.

The Senior Secured Credit Facility also includes provisions for events of default, which are customary for similar financings. Upon the occurrence of an event of default, the lenders may, among other things, terminate the loan commitments, accelerate all loans and require cash collateral deposits in respect of outstanding letters of credit. If the Company is unable to pay or repay the amounts due, the lenders could, among other things, proceed against the collateral granted to them to secure such indebtedness.

The Company may request, at any time and from time to time, but the lenders are not obligated to fund, the establishment of one or more incremental term loans and/or revolving credit facilities (subject to the agreement of existing lenders or additional financial institutions to provide such term loans and/or revolving credit facilities) with commitments in an aggregate amount not to exceed the greater of (i) $150 million, and (ii) such amount as would not (a) prior to the date that the Company obtains an investment grade rating cause the leverage ratio under the Senior Secured Credit Facility, calculated on a pro forma basis including the incremental facility and assuming that it and the revolver are fully drawn, to exceed 2.50 to 1.00, and (b) on and after the date that the Company obtains an "investment grade" rating cause the leverage ratio under the Senior Secured Credit Facility, calculated on a pro forma basis including the incremental facility and assuming that it and the revolver are fully drawn, to exceed a ratio that is 0.50 less than the leverage ratio then applicable under the financial covenants of the Senior Secured Credit Facility, the proceeds of which can be used for working capital requirements and other general corporate purposes.

Senior Unsecured Notes On September 17, 2012, the Company issued $600 million aggregate principal amount of 5.00% senior unsecured notes due in 2022 (the 5.00% Notes). The 5.00% Notes were sold at 100% of the principal amount and will mature on July 15, 2022. On December 18, 2012, the Company issued $500 million aggregate principal amount of 4.625% senior unsecured notes due in 2021 (the 4.625% Notes). The 4.625% Notes were sold at 100% of the principal amount and will mature on February 15, 2021. On December 19, 2013, the Company issued $400 million aggregate principal amount of 5.875% senior unsecured notes due in 2021 (the 5.875% Notes) and $700 million aggregate principal amount of 6.375% senior unsecured notes due in 2023 (the 6.375% Notes). The 5.875% Notes were sold at 100% of the principal amount and will mature on December 15, 2021 and the 6.375% Notes were sold at 100% of the principal amount and will mature on December 15, 2023. The senior unsecured notes are guaranteed, fully and unconditionally, on an unsecured senior basis, by our 100% owned subsidiary, NCR International, Inc. Under the indentures for these notes, the Company has the option to redeem each series of notes, in whole or in part, at various times for specified prices, plus accrued and unpaid interest. Under the indentures for these notes, the Company has the option to redeem each series of notes, in whole or in part, at various times for specified prices, plus accrued and unpaid interest.

The Company has the option to redeem the 5.00% Notes, in whole or in part, at any time on or after July 15, 2017, at a redemption price of 102.500%, 101.667%, 100.833% and 100.000% during the 12-month periods commencing on July 15, 2017, 2018, 2019 and 2020 and thereafter, respectively, plus accrued and unpaid interest to the redemption date.

The Company has the option to redeem the 4.625% Notes, in whole or in part, at any time on or after February 15, 2017, at a redemption price of 102.313%, 101.156% and 100% during the 12-month periods commencing on February 15, 2017, 2018 and 2019 and thereafter, respectively, plus accrued and unpaid interest to the redemption date.

The Company has the option to redeem the 5.875% Notes, in whole or in part, at any time on or after December 15, 2017, at a redemption price of 102.938%, 101.469% and 100% during the 12-month periods commencing on December 15, 2017, 2018 and 2019 and thereafter, respectively, plus accrued and unpaid interest to the redemption date.

The Company has the option to redeem the 6.375% Notes, in whole or in part, at any time on or after December 15, 2018, at a redemption price of 103.188%, 102.125%, 101.063% and 100% during the 12-month periods commencing on December 15, 2018, 2019, 2020 and 2021 and thereafter, respectively, plus accrued and unpaid interest to the redemption date. Prior to December 15, 2018, the Company may redeem the 6.375% Notes, in whole or in part, at a redemption price equal to 100% of the principal amount plus a make-whole premium and accrued and unpaid interest to the redemption date.

The terms of the indentures for these notes limit the ability of the Company and certain of its subsidiaries to, among other things, incur additional debt or issue redeemable preferred stock; pay dividends or make certain other restricted payments or investments; incur liens; sell assets; incur restrictions on the ability of the Company's subsidiaries to pay dividends to the Company; enter into affiliate transactions; engage in sale and leaseback transactions; and consolidate, merge, sell or otherwise dispose of all or substantially all of the Company's or such subsidiaries' assets. These covenants are subject to significant exceptions and qualifications. For example, if these notes are assigned an "investment grade" rating by Moody's or S&P and no default has occurred or is continuing, certain covenants will be terminated.

Trade Receivables Securitization Facility In November 2014, the Company established a revolving trade receivables securitization facility (the A/R Facility) with PNC Bank, National Association (PNC) as the administrative agent, and various lenders. In November 2016, the Company amended the A/R Facility to extend the maturity date to November 2018. In November 2018, the Company amended the A/R Facility to extend the maturity date to November 2020. The amendment also included other modifications including the scope of receivables subject to the facility and related eligibility requirements, procedures for selecting and adopting a replacement benchmark rate in the event of certain discontinuations of LIBOR, and the fees and interest payable to the lenders party thereto. The A/R Facility provides for up to $200 million in funding based on the availability of eligible receivables and other customary factors and conditions, of which $100 million was outstanding as of December 31, 2018.

Under the A/R Facility, NCR sells and/or contributes certain of its U.S. trade receivables to a wholly-owned, bankruptcy-remote subsidiary as they are originated, and advances by the lenders to that subsidiary are secured by those trade receivables.  The assets of this financing subsidiary are restricted as collateral for the payment of its obligations under the A/R Facility, and its assets and credit are not available to satisfy the debts and obligations owed to the creditors of the Company. The Company includes the assets, liabilities and results of operations of this financing subsidiary in its consolidated financial statements. The financing subsidiary owned $526 million and $491 million of outstanding accounts receivable as of December 31, 2018 and 2017, respectively, and these amounts are included in accounts receivable, net in the Company’s Consolidated Balance Sheets.

The financing subsidiary will pay annual commitment and other customary fees to the lenders, and advances by a lender under the A/R Facility will accrue interest (i) at a reserve-adjusted LIBOR rate or a base rate equal to the highest of (a) the applicable lender’s prime rate or (b) the federal funds rate plus 0.50%, if the lender is funding as a committed lender under the terms of the A/R Facility, or (ii) based on commercial paper interest rates if the lender is funding as a commercial paper conduit lender.  Advances may be prepaid at any time without premium or penalty.

The A/R Facility contains various customary affirmative and negative covenants and default and termination provisions which provide for the acceleration of the advances under the A/R Facility in circumstances including, but not limited to, failure to pay interest or principal when due, breach of representation, warranty or covenant, certain insolvency events or failure to maintain the security interest in the trade receivables, and defaults under other material indebtedness.

Debt Maturities Maturities of debt outstanding, in principal amounts, at December 31, 2018 are summarized below:

		For the years ended December 31
In millions	Total	2019	2020	2021	2022	2023	Thereafter
Debt maturities	$3,183	$85	$190	$1,605	$600	$700	$3

Fair Value of Debt The Company utilized Level 2 inputs, as defined in the fair value hierarchy, to measure the fair value of the long-term debt, which, as of December 31, 2018 and 2017 was $3.11 billion and $3.07 billion, respectively. Management's fair value estimates were based on quoted prices for recent trades of NCR’s long-term debt, quoted prices for similar instruments, and inquiries with certain investment communities.